Commitments and Contingencies	3 Months Ended
Mar. 31, 2014
Commitments And Contingencies Disclosure [Abstract]
Commitments and Contingencies

8. Commitments and Contingencies

Operating Lease Commitments

For the years ended December 31, 2013 and 2012, the Company leased office and laboratory space in a single building in Hayward, California. The facility lease, as amended on July 15, 2010, had a term of four years, unless terminated earlier by the Company, and expired on April 30, 2014. On November 8, 2013, the Company entered into a new lease commencing January 16, 2014, and expiring on December 31, 2018, for 8,894 square feet of office space in Newark, California. Rent expense was $0.5 million for the years ended December 31, 2013 and 2012, and $0.2 million and $0.1 million for the three months ended March 31, 2014 and 2013, respectively.

Future minimum lease payments under operating lease commitments are as follows (in thousands):

Lease Payments
Year ending December 31,
2014	$337
2015	209
2016	216
2017	222
2018	228

Total future minimum payments	$1,212

Indemnification

In the normal course of business, the Company enters into contracts and agreements that contain a variety of representations and warranties and provide for general indemnification, including indemnification associated with product liability or infringement of intellectual property rights. The Company’s exposure under these agreements is unknown because it involves future claims that may be made against the Company that may be, but have not yet been, made. To date, the Company has not paid any claims or been required to defend any action related to these indemnification obligations, and no amounts have been accrued in the accompanying balance sheets related to these indemnification obligations.

The Company has agreed to indemnify its executive officers and directors for losses and costs incurred in connection with certain events or occurrences, including advancing money to cover certain costs, subject to certain limitations. The maximum potential amount of future payments the Company could be required to make under this indemnification is unlimited; however, the Company maintains insurance policies that may limit its exposure and may enable it to recover a portion of any future amounts paid. Assuming the applicability of coverage, the willingness of the insurer to assume coverage, and subject to certain retention, loss limits, and other policy provisions, the Company believes the fair value of these indemnification obligations is not material. Accordingly, the Company has not recognized any liabilities relating to these obligations as of March 31, 2014 and December 31, 2013 and 2012. No assurances can be given that the covering insurers will not attempt to dispute the validity, applicability, or amount of coverage without expensive litigation against these insurers, in which case the Company may incur substantial liabilities as a result of these indemnification obligations.